UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   November 9, 2012

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 13, 2012, j2 Global, Inc. (“j2 Global”) filed a Current Report on Form 8-K to report that on November 9, 2012, j2 Global completed the acquisition of Ziff Davis, Inc. (“Ziff Davis”).  This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The following audited consolidated financial statements of Ziff Davis, Inc. are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Audited consolidated financial statements at and for the year ended December 31, 2011.

The following unaudited consolidated financial statements of Ziff Davis, Inc. are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited consolidated financial statements at September 30, 2012 and for the nine months ended September 30, 2012 and 2011.

(b)    Unaudited Pro Forma Condensed Combined Financial Statements.

The following unaudited pro forma condensed combined financial statements of j2 Global are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2012; and,
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2012 and the year ended December 31, 2011.

(d)   Exhibits

Exhibit Number	Description

23.1	Consent of Independent Auditors, McGladrey LLP
99.1	Audited consolidated financial statements of Ziff Davis, Inc. at December 31, 2011 and for the year ended December 31, 2011.
99.2	Unaudited Consolidated Financial Statements of Ziff Davis, Inc. at September 30, 2012 and for the nine months ended September 30, 2012 and 2011.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 of j2 Global, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: January 23, 2013	By:	/s/ Kathleen Griggs
Kathleen Griggs Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Auditors, McGladrey LLP
99.1	Audited consolidated financial statements of Ziff Davis, Inc. at December 31, 2011 and for the year ended December 31, 2011.
99.2	Unaudited Consolidated Financial Statements of Ziff Davis, Inc. at September 30, 2012 and for the nine months ended September 30, 2012 and 2011.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 of j2 Global, Inc.